Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference of our report dated February 15, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-43540, 333-44734, 333-46792, 333-64618,
333-67576 and 333-73766.


                                        /s/ Lurie Besikof Lapidus & Company, LLP

Minneapolis, Minnesota
April 1, 2002